UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2013

Item 1.   Reports to Stockholders.

Closed-end funds

Fort Dearborn Income Securities, Inc.
Semiannual Report
March 31, 2013

Fort Dearborn Income Securities, Inc.

May 15, 2013

Dear shareholder,
We present you with the semiannual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the six months ended March 31, 2013.

Performance
For the six months ended March 31, 2013, the Fund returned 0.76% on a net asset value (“NAV”) basis, and declined 3.14% on a market price basis. Over the same period, the Fund’s benchmark, the Investment Grade Bond Index (the “Index”),[1] declined 0.04%, while the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated median, posted a return of 2.13% on a NAV basis, and a median decline of 1.66% on a market price basis. (For more performance information, please refer to “Performance at a glance” on page 9.)
Fort Dearborn Income Securities, Inc.
Investment goal:
Current income consistent with external interest rate conditions and total return.

Portfolio managers:
Scott Dolan, John Dugenske, Craig Ellinger and Brian Fehrenbach UBS Global Asset Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly.

On a NAV total return basis, the Fund outperformed its benchmark during the six months. During the reporting period, neither the Fund nor the Index used leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV throughout the reporting period. On the last trading day preceding the reporting period, September 28, 2012, the Fund traded at a discount of 3.7% and at the same time, the

[1]	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

Fund’s Lipper peer group traded at a median premium of 2.0%. As of March 28, 2013, the Fund traded at a 7.7% discount versus its NAV, compared to a 6.9% discount for its Lipper peer group median.

A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with the portfolio managers
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. The Commerce Department reported 3.1% gross domestic product (“GDP”) growth in the US for the third quarter of 2012, followed by growth of 0.4% in the fourth quarter. Decelerating growth was largely driven by weakening private inventory investment, federal government spending and exports. The economy gained some traction during the first quarter of 2013, as the housing market continued to rebound and there was some modest improvement in the labor market. According to the Commerce Department’s initial estimate, first quarter 2013 GDP growth was 2.5%.[2] Stronger growth was due, in part, to higher consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum

[2]	Based on the Commerce Department’s initial estimate announced on April 26, 2013, after the Fund's reporting period had ended.

Fort Dearborn Income Securities, Inc.

employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level of between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. In September 2012, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS, as well as purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained. The Fed did not change its policy stance at its meetings in January and March 2013.

Q.	How did the bond market perform during the reporting period?
A.	While the US taxable spread sectors (non-US Treasury fixed income securities) experienced periods of volatility during the reporting period, investors who assumed greater risk were generally rewarded, as most spread sectors outperformed equal-duration Treasuries during the six months ended March 31, 2013. Market volatility was triggered by a number of macro factors, such as moderating global growth, the November elections and uncertainties surrounding the US “fiscal cliff” and sequestration. Regardless, overall demand for the spread sectors was solid as investors looked to generate incremental yield in the low interest rate environment. While the overall US bond market, as measured by the Barclays US Aggregate Index, returned a modest 0.09% during the reporting period, riskier high yield bonds produced superior results.

Q.	How was the Fund managed from a duration and yield curve perspective during the reporting period?
A.	We tactically adjusted the Fund’s duration[3] over the reporting period. Overall, the Fund’s duration was shorter than that of the Index, which

[3]	Duration measures a portfolio’s sensitivity to changes in interest rates.

Fort Dearborn Income Securities, Inc.

was a positive for performance as rates rose across the Treasury yield curve during the reporting period.

The Fund’s yield curve[4] positioning modestly contributed to performance during the six-month period. However, curve management among the spread sectors was a slight negative for results.

Q.	How did you manage the Fund’s portfolio during the reporting period?
A.	The key driver of the Fund’s outperformance (on a NAV basis) versus the Index during the reporting period was its allocation to the spread sectors. In particular, overweights and security selection of high yield corporate bonds and commercial mortgage-backed securities (CMBS) were beneficial to performance. An overweight and security selection of investment grade corporate financials was also positive for performance.

There were no significant detractors from results during the reporting period from a sector positioning perspective.

Q.	Were there any adjustments made to the Fund’s positioning during the reporting period?
A.	We continued to add to the Fund’s credit exposure, primarily emphasizing higher yielding assets. We also actively adjusted the Fund’s corporate bond exposure, capturing profits on some positions and using the proceeds to invest in attractive new opportunities.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Overall, we have a positive outlook for the US economy. While the expansion will likely be far from robust, we believe that growth is sustainable, in part due to the rebound in the housing market. This, in turn, should be supportive of consumer spending. Our view for growth outside the US is less encouraging, as Europe’s economy remains in a recession and the recent banking crisis in Cyprus illustrates that the region’s sovereign debt crisis is far from resolved. Elsewhere, the Bank

[4]	The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Fort Dearborn Income Securities, Inc.

of Japan has taken aggressive actions to support its economy seeking to end deflation. It remains uncertain whether these initiatives will be successful.

We remain constructive for the US corporate bond market, as corporate fundamentals are solid overall, with balance sheets that are generally flush with cash. Many US companies have also taken advantage of historically low interest rates to refinance their debt and extend maturities. Against this backdrop, we expect default rates to remain below their historical average. Finally, given continued Fed policy accommodation, we believe that investor demand will be strong overall. That said, given the current level of yields, we do not expect to see corporate bond returns to be as robust as they were in 2012. In addition, we are keeping a close eye on event specific risks in the corporate debt space (such as leveraged buyouts) as well as the potential for investors to rotate a portion of their assets from bonds to stocks, in search of higher returns.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Scott Dolan
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Fort Dearborn Income Securities, Inc.

John Dugenske
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Craig Ellinger
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Brian Fehrenbach
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2013. The views and opinions in the letter were current as of May 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Investment policy changes
Since the last shareholder report, there have been two changes to the Fund’s investment policies, both effective June 1, 2013. After the March 31, 2013 shareholder reporting period had already ended, the Board of the Fund approved changing the Fund’s benchmark from the Investment Grade Bond Index, to the Barclays US Aggregate Index (“US Agg”).1 The Board also approved adjusting the Fund’s duration range, from the range of ±2 years, to ±3 years of the benchmark’s duration.

The Fund’s advisor seeks to reduce the Fund’s interest rate risk profile. The fixed income markets have undergone some significant changes since the Fund first issued its shares, including during the 2007-2008 credit crisis, and the ensuing period of unprecedented accommodative central bank policy and a very low interest rate environment. Consequently, certain properties of the Fund’s current benchmark index have changed, particularly its overall duration/maturity profile, which has become longer.2

As bond yields have continued to decline over the past three decades, the Fund’s longer duration bias has been beneficial, allowing the Fund to deliver solid returns. However, with US interest rates now at historically low levels, the advisor believes that the level of compensation offered for taking interest rate risk is far less compelling than it has been in the past. By changing the Fund’s benchmark index, from the Investment Grade Bond Index, to the US Agg, which has a lower duration profile of 5.1 years as of April 30, 2013, the advisor is adjusting the Fund’s interest rate risk profile and reducing its longer duration bias. This adjustment should leave the Fund less exposed to the potential negative impact of rising interest rates.

[1]	The Barclays US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial-backed sectors.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as percent change in price) to a one percentage point (i.e., 100 basis points) change in interest rates. For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a duration of 10 years will generally decrease by approximately 10%. Conversely, when the level of interest rates decreases by 1%, the price of a fixed income security or portfolio of fixed income securities having a duration of 10 years will generally increase by approximately 10%.

Fort Dearborn Income Securities, Inc.

In addition to reducing the Fund’s interest rate risk profile by changing its benchmark index, the Fund has also expanded the range within which it will typically maintain its duration from -2 to +2 years, to -3 to +3 years of the benchmark index. The advisor believes that the additional latitude from adjusting the Fund’s duration may provide the portfolio management team with further flexibility to manage the Fund’s interest rate risk, seek to generate returns from active duration and yield curve management strategies and, when necessary, allow the team to take a more defensive positioning, which may help reduce the volatility of the Fund’s returns.

The Fund’s asset composition is not expected to materially change as the result of the benchmark change, which is aimed at adjusting the Fund’s interest rate risk profile. The additional flexibility with respect to the Fund’s duration, however, may result in the Fund having a duration at times that does not closely resemble the duration of the benchmark index. The more the Fund’s duration or its asset composition deviates from that of the benchmark index, the less likely the Fund’s performance will be similar to the benchmark index. The Fund will continue to principally invest in investment grade fixed income securities, such as corporate, government and securitized debt (e.g. mortgage-backed securities), and other fixed income securities that meet its stated investment policies.

As part of its investments in securitized debt, the Fund also may add investments in interest-only (“IO”) and principal only (“PO”) classes of mortgage-backed securities. The Fund may use these investments, particularly IO securities, for purposes of seeking to adjust its overall duration and generate income. While these securities present certain investment opportunities, they also may introduce additional risks. IO and PO classes of collateralized mortgage obligations and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to prepayment rates. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to an investor, such as the Fund, will be reduced if principal payments are slower than expected.

The advisor believes that as the markets evolve, the Fund should adapt to the changing market environment accordingly. The advisor of the Fund also believes that these investment policy changes may help the Fund remain competitive and well-positioned, as market dynamics shift.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)
Average annual total returns for periods ended 03/31/2013

Net asset value returns	6 months	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	0.76%	9.46%	9.51%	7.22%

Lipper Corporate Debt Funds BBB-Rated median	2.13	9.77	7.83	6.36

Market price returns

Fort Dearborn Income Securities, Inc.	(3.14)%	5.23%	10.18%	7.69%

Lipper Corporate Debt Funds BBB-Rated median	(1.66)	5.81	8.33	6.58

Index returns

Investment Grade Bond Index[1]	(0.04)%	8.35%	8.99%	6.98%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Corporate Debt Funds BBB-Rated” category, which includes non-leveraged closed-end funds that invest primarily in corporate and government debt issues rated in the top four grades.

[1]	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	03/31/13	09/30/12	03/31/12

Net asset value	$16.83	$17.87	$16.77

Market price	$15.53	$17.20	$16.17

12-month dividends/distributions	$1.5230	$1.4310	$1.4610

Dividend/distribution at period-end	$0.1750	$0.1750	$0.1750

Net assets (mm)	$147.7	$156.8	$147.2

Weighted average maturity (yrs.)	15.5	17.5	17.9

Duration (yrs.)[2]	9.0	10.5	9.7

Credit quality[3]	03/31/13	09/30/12	03/31/12

AAA	0.4%	0.6%	1.1%

US Treasury[4]	11.1	15.0	12.2

US Agency[4,5]	4.7	4.8	8.8

AA	6.0	5.2	6.3

A	30.0	28.5	32.1

BBB	36.6	36.3	30.4

BB	7.2	4.7	1.8

B	1.1	0.5	0.1

CCC and Below	0.8	0.7	0.8

Non-rated	0.4	0.6	2.2

Cash equivalents	0.9	2.1	3.2

Other assets, less lliabilities	0.8	1.0	1.0

Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Rating reflected represents S&P individual debt issue credit rating. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table.
[4]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of March 31, 2013 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[5]	Includes agency debentures and agency mortgage-backed securities.

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)
As a percentage of net assets
As of March 31, 2013

Bonds
Corporate bonds
Aerospace & defense	0.77%
Air freight & logistics	0.22
Automobiles	0.86
Banks	0.33
Beverages	0.14
Biotechnology	0.08
Building products	0.07
Capital markets	5.01
Chemicals	1.67
Commercial banks	3.84
Commercial services & supplies	1.19
Communications equipment	0.31
Consumer finance	1.34
Diversified financial services	7.78
Diversified telecommunication services	4.46
Electric utilities	3.23
Electronic equipment, instruments & components	0.46
Energy equipment & services	1.25
Food & staples retailing	0.98
Food products	0.79
Gas utilities	0.64
Health care providers & services	0.76
Hotels, restaurants & leisure	0.80
Independent power producers & energy traders	0.68
Industrial conglomerates	0.06
Insurance	3.52
IT services	0.42
Leisure equipment & products	0.16
Life sciences tools & services	0.10
Machinery	0.79
Media	4.94
Metals & mining	2.93
Multiline retail	0.55
Multi-utilities	0.84
Office electronics	0.43
Oil, gas & consumable fuels	10.97
Paper & forest products	0.32
Pharmaceuticals	0.09
Real estate investment trust (REIT)	1.29

11

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited) (concluded)
As a percentage of net assets
As of March 31, 2013

Bonds (concluded)
Corporate bonds (concluded)
Road & rail	0.92%
Software	0.29
Specialty retail	0.16
Tobacco	1.02
Wireless telecommunication services	0.61

Total corporate bonds	68.07%
Asset-backed securities	0.54
Commercial mortgage-backed securities	2.44
Mortgage & agency debt securities	5.71
Municipal bonds	7.87
US government obligations	11.09
Non-US government obligations	2.52

Total bonds	98.24%
Common stock	0.01
Preferred stocks	0.03
Short-term investment	0.87

Total investments	99.15%
Cash and other assets, less liabilities	0.85

Net assets	100.00%

12

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—98.24%

Corporate bonds—68.07%

Australia—0.85%

Rio Tinto Finance USA Ltd.,
3.750%, due 09/20/21	$400,000	$421,386

5.200%, due 11/02/40	750,000	838,828

Total Australia corporate bonds		1,260,214

Brazil—1.35%

Petrobras International Finance Co.,
5.375%, due 01/27/21	1,130,000	1,219,180

6.875%, due 01/20/40	675,000	771,113

Total Brazil corporate bonds		1,990,293

Canada—2.22%

Anadarko Finance Co.,
Series B, 7.500%, due 05/01/31	790,000	1,046,961

Barrick Gold Corp.,
3.850%, due 04/01/22	350,000	357,780

Canadian Natural Resources Ltd.,
5.850%, due 02/01/35	435,000	503,446

EnCana Corp.,
6.625%, due 08/15/37	250,000	298,098

Petro-Canada,
6.800%, due 05/15/38	520,000	678,117

Teck Resources Ltd.,
6.250%, due 07/15/41	375,000	396,656

Total Canada corporate bonds		3,281,058

Cayman Islands—1.77%

Transocean, Inc.,
3.800%, due 10/15/22	340,000	334,940

6.800%, due 03/15/38	535,000	589,250

7.500%, due 04/15/31	575,000	690,658

Vale Overseas Ltd.,
4.375%, due 01/11/22	965,000	990,134

Total Cayman Islands corporate bonds		2,604,982

Curacao—0.09%

Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	125,000	133,025

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

France—0.51%

Electricite De France,
6.950%, due 01/26/39[1]	$300,000	$390,568

France Telecom SA,
8.500%, due 03/01/31	75,000	105,482

Vivendi SA,
4.750%, due 04/12/22[1]	250,000	259,113

Total France corporate bonds		755,163

Luxembourg—0.47%

Enel Finance International SA,
6.000%, due 10/07/39[1]	365,000	347,369

Telecom Italia Capital SA,
6.375%, due 11/15/33	350,000	340,014

Total Luxembourg corporate bonds		687,383

Mexico—0.80%

America Movil SAB de CV,
5.000%, due 03/30/20	625,000	702,933

Petroleos Mexicanos,
6.500%, due 06/02/41	410,000	483,800

Total Mexico corporate bonds		1,186,733

Netherlands—1.18%

Basell Finance Co. BV,
8.100%, due 03/15/27[1]	625,000	837,500

EDP Finance BV,
6.000%, due 02/02/18[1]	350,000	368,375

Koninklijke Philips Electronics NV,
5.000%, due 03/15/42	75,000	84,316

Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	350,000	457,118

Total Netherlands corporate bonds		1,747,309

Norway—1.84%

Eksportfinans ASA,
5.500%, due 05/25/16	620,000	644,037

5.500%, due 06/26/17	2,000,000	2,074,000

Total Norway corporate bonds		2,718,037

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Qatar—0.40%

Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	$455,000	$593,775

Singapore—0.20%

Flextronics International Ltd.,
5.000%, due 02/15/23[1]	300,000	299,250

South Africa—0.31%

AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	430,000	455,145

Sweden—0.17%

Nordea Bank AB,
4.875%, due 05/13/21[1]	230,000	248,964

United Kingdom—1.22%

Barclays Bank PLC,
5.140%, due 10/14/20	60,000	64,373

British Telecommunications PLC,
9.625%, due 12/15/30	805,000	1,247,764

HSBC Holdings PLC,
4.000%, due 03/30/22	275,000	295,880

6.100%, due 01/14/42	150,000	190,223

Total United Kingdom corporate bonds		1,798,240

United States—54.69%

ADT Corp.,
3.500%, due 07/15/22[1]	340,000	338,946

AEP Texas Central Co.,
Series E, 6.650%, due 02/15/33	495,000	631,481

Aflac, Inc.,
6.450%, due 08/15/40	325,000	407,934

Airgas, Inc.,
2.375%, due 02/15/20	210,000	209,548

Alltel Corp.,
7.875%, due 07/01/32	300,000	440,413

Ally Financial, Inc.,
3.839%, due 06/15/15[2]	400,000	374,000

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Altria Group, Inc.,
9.700%, due 11/10/18	$105,000	$146,125

9.950%, due 11/10/38	480,000	792,693

American International Group, Inc.,
4.875%, due 06/01/22	175,000	197,976

5.850%, due 01/16/18	785,000	918,934

Amgen, Inc.,
5.650%, due 06/15/42	100,000	115,573

Anadarko Petroleum Corp.,
6.450%, due 09/15/36	375,000	460,902

Apache Corp.,
5.100%, due 09/01/40	625,000	672,359

AT&T, Inc.,
4.300%, due 12/15/42[1]	26,000	24,224

6.500%, due 09/01/37	1,640,000	2,011,148

AXA Financial, Inc.,
7.000%, due 04/01/28	165,000	199,545

Bank of America Corp.,
5.875%, due 02/07/42	225,000	267,307

Bear Stearns Cos. LLC,
7.250%, due 02/01/18	2,000,000	2,485,536

Boeing Co.,
6.875%, due 03/15/39	400,000	564,090

Burlington Northern Santa Fe LLC,
4.450%, due 03/15/43	350,000	354,022

5.400%, due 06/01/41	480,000	546,043

Case New Holland, Inc.,
7.875%, due 12/01/17	1,000,000	1,170,000

CenterPoint Energy Resources Corp.,
6.000%, due 05/15/18	285,000	341,942

CenturyLink, Inc.,
Series P, 7.600%, due 09/15/39	200,000	194,000

Cisco Systems, Inc.,
5.900%, due 02/15/39	175,000	219,077

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

CIT Group, Inc.,
4.250%, due 08/15/17	$750,000	$783,750

5.000%, due 05/15/17	500,000	536,250

Citigroup, Inc.,
4.500%, due 01/14/22	200,000	222,363

5.875%, due 01/30/42	155,000	185,247

6.125%, due 05/15/18	810,000	964,977

6.875%, due 03/05/38	425,000	557,598

8.125%, due 07/15/39	635,000	930,798

CMS Energy Corp.,
8.750%, due 06/15/19	460,000	620,840

Comcast Corp.,
6.950%, due 08/15/37	1,750,000	2,326,830

ConocoPhillips,
6.500%, due 02/01/39	925,000	1,236,933

CSX Corp.,
6.220%, due 04/30/40	150,000	186,588

CVS Caremark Corp.,
6.250%, due 06/01/27	500,000	639,589

Devon Energy Corp.,
4.750%, due 05/15/42	375,000	366,305

DirecTV Holdings LLC,
6.000%, due 08/15/40	445,000	474,286

DISH DBS Corp.,
7.875%, due 09/01/19	800,000	948,000

Dominion Resources, Inc.,
Series B, 5.950%, due 06/15/35	495,000	612,668

Dow Chemical Co.,
4.250%, due 11/15/20	750,000	823,624

8.550%, due 05/15/19	222,000	298,406

Duke Energy Carolinas LLC,
6.050%, due 04/15/38	350,000	450,985

El Paso Corp.,
7.250%, due 06/01/18	300,000	344,210

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

El Paso Natural Gas Co. LLC,
8.625%, due 01/15/22	$375,000	$515,480

Energy Transfer Partners LP,
5.200%, due 02/01/22	500,000	561,369

9.000%, due 04/15/19	900,000	1,185,775

Enterprise Products Operating LLC,
6.125%, due 10/15/39	500,000	587,897

ERP Operating LP, REIT,
4.750%, due 07/15/20	485,000	548,311

FedEx Corp.,
3.875%, due 08/01/42	350,000	327,540

Fidelity National Financial, Inc.,
5.500%, due 09/01/22	250,000	283,799

Florida Power Corp.,
6.350%, due 09/15/37	215,000	284,026

Ford Motor Co.,
7.450%, due 07/16/31	1,000,000	1,264,716

Ford Motor Credit Co. LLC,
8.125%, due 01/15/20	375,000	473,480

FPL Group Capital, Inc.,
6.650%, due 06/15/67[3]	200,000	214,500

Freeport-McMoRan Copper & Gold, Inc.,
3.550%, due 03/01/22	200,000	198,802

General Electric Capital Corp.,
4.650%, due 10/17/21	800,000	895,642

5.875%, due 01/14/38	1,000,000	1,165,985

General Motors Financial Co., Inc.,
4.750%, due 08/15/17[1]	540,000	563,182

Genworth Financial, Inc.,
7.625%, due 09/24/21	300,000	361,339

Goldman Sachs Group, Inc.,
3.625%, due 02/07/16	425,000	451,347

5.750%, due 01/24/22	1,355,000	1,575,491

6.750%, due 10/01/37	570,000	638,736

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Halliburton Co.,
4.500%, due 11/15/41	$200,000	$215,017

Harris Corp.,
6.375%, due 06/15/19	200,000	238,480

Hasbro, Inc.,
6.350%, due 03/15/40	200,000	230,573

HCA, Inc.,
7.875%, due 02/15/20	600,000	663,000

HSBC Bank USA N.A.,
4.875%, due 08/24/20	250,000	280,703

5.625%, due 08/15/35	855,000	958,596

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	750,000	881,250

International Paper Co.,
7.500%, due 08/15/21	365,000	477,853

JPMorgan Chase & Co.,
4.500%, due 01/24/22	185,000	202,745

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	710,000	798,408

6.500%, due 09/01/39	75,000	90,512

Kinder Morgan Finance Co. LLC,
5.700%, due 01/05/16	500,000	543,665

Kraft Foods, Inc.,
6.875%, due 02/01/38	430,000	575,429

6.875%, due 01/26/39	440,000	591,938

Kroger Co.,
6.900%, due 04/15/38	650,000	813,290

Lehman Brothers Holdings, Inc.,
6.750%, due 12/28/17
(Escrow Lehman Brothers, Inc.)[4,5]	585,000	0

6.875%, due 05/02/18
(Escrow Lehman Brothers, Inc.)[5]	785,000	213,912

Life Technologies Corp.,
6.000%, due 03/01/20	135,000	151,462

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Lowe’s Cos., Inc.,
4.650%, due 04/15/42	$225,000	$234,088

Marathon Oil Corp.,
6.600%, due 10/01/37	180,000	226,682

Markel Corp.,
3.625%, due 03/30/23	240,000	240,911

Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	275,000	425,105

Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	1,000,000	1,207,020

7.750%, due 05/14/38	1,000,000	1,332,782

MetLife, Inc.,
5.875%, due 02/06/41	650,000	778,172

Morgan Stanley,
3.750%, due 02/25/23	240,000	242,589

5.450%, due 01/09/17	375,000	419,748

Series F,
5.625%, due 09/23/19	575,000	661,181

6.625%, due 04/01/18	550,000	657,471

Motiva Enterprises LLC,
6.850%, due 01/15/40[1]	340,000	456,434

National Rural Utilities Cooperative Finance Corp.,
10.375%, due 11/01/18	160,000	233,507

News America, Inc.,
6.200%, due 12/15/34	695,000	822,090

7.750%, due 12/01/45	350,000	480,361

Norfolk Southern Corp.,
5.590%, due 05/17/25	38,000	46,383

ONEOK Partners LP,
8.625%, due 03/01/19	215,000	284,782

Oracle Corp.,
6.500%, due 04/15/38	320,000	427,276

Owens Corning,
6.500%, due 12/01/16	97,000	109,207

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	$400,000	$500,364

Petrohawk Energy Corp.,
6.250%, due 06/01/19	500,000	567,758

Phillips 66,
4.300%, due 04/01/22	225,000	246,997

Plains Exploration & Production Co.,
6.500%, due 11/15/20	330,000	364,650

6.875%, due 02/15/23	300,000	339,750

Progress Energy, Inc.,
7.750%, due 03/01/31	95,000	130,811

Prudential Financial, Inc.,
5.200%, due 03/15/44[3]	185,000	185,463

Series B, 5.750%, due 07/15/33	40,000	45,906

6.625%, due 12/01/37	780,000	980,466

PSEG Power LLC,
8.625%, due 04/15/31	695,000	1,010,125

Regions Financial Corp.,
7.750%, due 11/10/14	620,000	683,538

Republic Services, Inc.,
6.200%, due 03/01/40	425,000	525,527

Reynolds American, Inc.,
7.250%, due 06/15/37	425,000	554,006

SABMiller Holdings, Inc.,
3.750%, due 01/15/22[1]	200,000	214,070

Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	370,000	386,650

Simon Property Group LP, REIT
6.750%, due 02/01/40	325,000	433,261

SLM Corp.,
3.875%, due 09/10/15	550,000	572,708

Southern California Edison Co.,
6.650%, due 04/01/29	320,000	418,140

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Southern Copper Corp.,
3.500%, due 11/08/22	$400,000	$398,086

6.750%, due 04/16/40	250,000	281,841

Southern Natural Gas Co.,
8.000%, due 03/01/32	430,000	607,833

Sprint Capital Corp.,
6.875%, due 11/15/28	200,000	204,500

SunTrust Bank,
7.250%, due 03/15/18	495,000	614,381

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	295,000	377,838

Target Corp.,
6.350%, due 11/01/32	315,000	410,763

6.500%, due 10/15/37	185,000	249,069

7.000%, due 01/15/38	105,000	150,003

Time Warner Cable, Inc.,
7.300%, due 07/01/38	600,000	746,377

8.750%, due 02/14/19	410,000	542,230

Time Warner, Inc.,
7.625%, due 04/15/31	710,000	960,658

Union Pacific Corp.,
5.780%, due 07/15/40	180,000	220,869

United Technologies Corp.,
5.700%, due 04/15/40	290,000	364,833

6.700%, due 08/01/28	160,000	213,321

UnitedHealth Group, Inc.,
5.800%, due 03/15/36	50,000	59,401

6.875%, due 02/15/38	300,000	403,744

US Bancorp,
2.950%, due 07/15/22	150,000	149,284

Valero Energy Corp.,
6.625%, due 06/15/37	150,000	182,774

7.500%, due 04/15/32	465,000	604,623

Valspar Corp.,
4.200%, due 01/15/22	275,000	299,270

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)

Verizon New York, Inc.,
Series B, 7.375%, due 04/01/32	$1,085,000	$1,363,086

Virginia Electric & Power Co.,
6.350%, due 11/30/37	165,000	222,881

Vornado Realty LP, REIT,
4.250%, due 04/01/15	880,000	930,123

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	700,000	864,548

Wells Fargo Capital X,
5.950%, due 12/15/36	475,000	483,797

Western Union Co.,
2.375%, due 12/10/15	610,000	620,824

Williams Cos., Inc.,
8.750%, due 03/15/32	177,000	238,298

Williams Partners LP,
6.300%, due 04/15/40	275,000	319,976

Wisconsin Power & Light Co.,
7.600%, due 10/01/38	175,000	268,311

Wyndham Worldwide Corp.,
3.900%, due 03/01/23	1,180,000	1,183,859

Xcel Energy, Inc.,
4.800%, due 09/15/41	475,000	527,964

Xerox Corp.,
6.350%, due 05/15/18	540,000	632,881

Total United States corporate bonds		80,762,540

Total corporate bonds (cost—$90,760,777)		100,522,111

Asset-backed securities—0.54%

United States—0.54%

Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3,
6.150%, due 06/15/39	390,000	500,438

Continental Airlines, Inc.,
Series 2009-2, Class A,
7.250%, due 11/10/19	262,974	302,420

Total asset-backed securities (cost—$652,019)		802,858

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—2.44%

United States—2.44%

Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.619%, due 04/10/49[3]	$475,000	$534,267

Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A4,
5.926%, due 02/15/51[3]	2,000,000	2,292,764

WF-RBS Commercial Mortgage Trust,
Series 2013-C12, Class B,
3.863%, due 03/15/48	750,000	778,744

Total commercial mortgage-backed securities (cost—$3,453,103)		3,605,775

Mortgage & agency debt securities—5.71%

United States—5.71%

Federal Home Loan Mortgage Corp.,[6]
5.000%, due 01/30/14	30,000	31,208

Federal Home Loan Mortgage Corp. Gold Pools,[6]
#E01127, 6.500%, due 02/01/17	27,321	29,340

Federal National Mortgage Association Pools,[6]
#AE1568, 4.000%, due 09/01/40	506,130	539,835

#688066, 5.500%, due 03/01/33	124,208	139,826

#793666, 5.500%, due 09/01/34	585,407	648,899

#802481, 5.500%, due 11/01/34	116,499	129,364

#596124, 6.000%, due 11/01/28	98,928	110,780

#253824, 7.000%, due 03/01/31	59,975	70,587

Federal National Mortgage Association Re-REMIC,[6]
Series 1993-106, Class Z,
7.000%, due 06/25/13	723	725

Government National Mortgage Association Pools,
#G2 AB2784, 3.500%, due 08/20/42	4,890,279	5,288,684

#781029, 6.500%, due 05/15/29	28,938	33,421

GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,150,385	1,178,565

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)

Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	$220,129	$222,962

Total mortgage & agency debt securities (cost—$8,239,545)		8,424,196

Municipal bonds—7.87%

California—2.37%

Los Angeles Unified School District,
6.758%, due 07/01/34	150,000	203,588

State of California, GO,
7.300%, due 10/01/39	1,820,000	2,536,443

7.550%, due 04/01/39	365,000	527,352

University of California Revenue Bonds,
Series 2009, 5.770%, due 05/15/43	195,000	235,429

		3,502,812

Illinois—1.57%

Illinois State Taxable Pension,
Series 2003, 5.100%, due 06/01/33	2,350,000	2,321,612

New Jersey—3.16%

New Jersey Economic Development
Authority Revenue Bonds,
Series B, 5.158%, due 02/15/18[2]	5,000,000	4,460,750

New Jersey State Turnpike Authority Revenue Bonds,
Series F, 7.414%, due 01/01/40	140,000	204,515

		4,665,265

New York—0.52%

Metropolitan Transportation Authority Revenue Bonds,
6.668%, due 11/15/39	200,000	261,172

Port Authority New York & New Jersey,
4.458%, due 10/01/62	500,000	499,500

		760,672

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Face
	amount	Value

Bonds—(concluded)

Municipal bonds—(concluded)

Tennessee—0.25%

Metropolitan Government of Nashville &
Davidson County Convention Center
Authority Revenue Bonds,
6.731%, due 07/01/43	$300,000	$376,527

Total municipal bonds (cost—$9,770,688)		11,626,888

US government obligations—11.09%

US Treasury Bond,
2.750%, due 11/15/42	3,395,000	3,146,741

US Treasury Notes,
0.250%, due 01/31/15	4,675,000	4,676,094

1.625%, due 11/15/22	8,715,000	8,560,448

Total US government obligations (cost—$16,479,056)		16,383,283

Non-US government obligations—2.52%

Brazil—1.57%

Brazilian Government International Bond,
2.625%, due 01/05/23	1,000,000	947,500

8.250%, due 01/20/34	900,000	1,368,000

		2,315,500

Mexico—0.95%

United Mexican States,
4.750%, due 03/08/44	1,349,000	1,399,587

Total Non-US government obligations (cost—$3,451,462)		3,715,087

Total bonds (cost—$132,806,650)		145,080,198

	Shares

Common stock—0.01%

United States—0.01%

WMI Holdings Corp.* (cost—$14,157)	25,741	18,019

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

	Shares	Value

Preferred stocks—0.03%

United States—0.03%

Ally Financial, Inc.,
7.000%, due 05/17/13[1,7]	42	$41,535

Washington Mutual Funding Tranche III,
9.750%, due 12/15/17*[1,4,5,7,8,9]	1,300	13

Total preferred stocks (cost—$34,713)		41,548

Short-term investment—0.87%

Investment company—0.87%

UBS Cash Management Prime Relationship Fund[10]
(cost—$1,283,606)	1,283,606	1,283,606

Total investments—99.15% (cost—$134,139,126)		146,423,371

Cash and other assets, less liabilities—0.85%		1,253,375

Net assets—100.00%		$147,676,746

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$13,770,371

Gross unrealized depreciation	(1,486,126)

Net unrealized appreciation of investments	$12,284,245

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 30. Portfolio footnotes begin on page 29.

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$100,308,199	$213,912	$100,522,111

Asset-backed securities	—	802,858	—	802,858

Commercial mortgage-backed securities	—	3,605,775	—	3,605,775

Mortgage & agency debt securities	—	8,424,196	—	8,424,196

Municipal bonds	—	11,626,888	—	11,626,888

US government obligations	—	16,383,283	—	16,383,283

Non-US government obligations	—	3,715,087	—	3,715,087

Common stock	18,019	—	—	18,019

Preferred stocks	—	41,535	13	41,548

Short-term investment	—	1,283,606	—	1,283,606

Total	$18,019	$146,191,427	$213,925	$146,423,371

At March 31, 2013, there were no transfers between Level 1 and Level 2.

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bonds	Preferred stock	Total

Assets
Beginning balance	$204,175	$13	$204,188

Purchases	—	—	—

Issuances	—	—	—

Sales	0	—	0

Settlements	—	—	—

Accrued discounts (premiums)	(1,357)	—	(1,357)

Total realized loss	(748,890)	—	(748,890)

Net change in unrealized appreciation/depreciation	759,984	—	759,984

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Ending balance	$213,912	$13	$213,925

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at March 31, 2013 was $11,169.

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the value of these securities amounted to $7,133,441 or 4.83% of net assets.
[2]	Rate shown reflects annualized yield at March 31, 2013 on zero coupon bond.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of March 31, 2013 and changes periodically.
[4]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At March 31, 2013, the value of these securities amounted to $13 or 0.00% of net assets.
[5]	Security is in default.
[6]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[7]	This security is subject to perpetual call and may be called in full or partially on or anytime after the next call date. Maturity date reflects the next call date.

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2013
(unaudited)

[8]	Security is illiquid. At March 31, 2013, the value of this security amounted to $13 or 0.00% of net assets.
[9]	This security, which represents 0.00% of net assets as of March 31, 2013, is considered restricted. (See restricted security table below for more information.)

Acquisition
			cost as a		Value as a
Restricted	Acquisition	Acquisition	percentage	Value	percentage
security	date	cost	of net assets	03/31/13	of net assets

Washington Mutual Funding Tranche III 9.750%	5/17/12	$0	0.00%	$13	0.00%

[10]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net
income
earned
		Purchases	Sales		from affiliate
		during the	during the		for the
		six months	six months		six months
Security	Value	ended	ended	Value	ended
description	09/30/12	03/31/13	03/31/13	03/31/13	03/31/13

UBS Cash Management Prime Relationship Fund	$3,251,034	$32,806,616	$34,774,044	$1,283,606	$2,875

Portfolio acronyms
GO	General Obligation
GSR	Goldman Sachs Residential
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit

30	See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Statement of assets and liabilities
March 31, 2013 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$132,855,520)	$145,139,765

Investments in affiliated issuers, at value (cost—$1,283,606)	1,283,606

Total investments (cost—$134,139,126)	146,423,371

Interest receivable	1,682,833

Receivable for investments sold	1,001,303

Other assets	26,951

Total assets	149,134,458

Liabilities:
Payable for investments purchased	1,009,767

Payable for investment advisory fees	354,704

Accrued expenses and other liabilities	93,241

Total liabilities	1,457,712

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	$135,116,083

Distributions in excess of net investment income	(10,666)

Accumulated net realized gain	287,084

Net unrealized appreciation	12,284,245

Net assets	$147,676,746

Net asset value per share	$16.83

See accompanying notes to financial statements	31

Fort Dearborn Income Securities, Inc.
Statement of operations

For the six
months ended
March 31, 2013
(unaudited)

Investment income:
Interest income	$3,256,994

Affiliated interest	2,875

Dividends	1,470

Total investment income	3,261,339

Expenses:
Investment advisory fees	354,721

Professional fees	46,030

Custody and accounting fees	30,895

Reports and notices to shareholders	23,264

Transfer agency fees	21,829

Directors’ fees	13,768

Listing fees	11,826

Insurance expense	5,669

Franchise taxes	5,491

Other expenses	10,068

Total expenses	523,561

Net investment income	2,737,778

Realized and unrealized gains (losses) from investment activities:
Net realized gain on investment activities	648,041

Change in net unrealized appreciation/depreciation on investments	(2,206,303)

Net realized and unrealized loss from investment activities	(1,558,262)

Net increase in net assets resulting from operations	$1,179,516

32	See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Statement of changes in net assets

	For the six	For the
	months ended	year ended
	March 31, 2013	September 30,
	(unaudited)	2012

From operations:
Net investment income	$2,737,778	$5,877,453

Net realized gain	648,041	7,547,529

Change in net unrealized appreciation/depreciation	(2,206,303)	4,229,526

Net increase in net assets resulting from operations	1,179,516	17,654,508

Dividends and distributions to shareholders from:
Net investment income	(3,071,483)	(6,274,600)

Net realized gains	(7,222,372)	(6,283,376)

Total dividends and distributions to shareholders	(10,293,855)	(12,557,976)

Net increase (decrease) in net assets	(9,114,339)	5,096,532

Net assets:
Beginning of period	156,791,085	151,694,553

End of period	$147,676,746	$156,791,085

Accumulated undistributed (distributions in excess of) net investment income	$(10,666)	$323,039

See accompanying notes to financial statements	33

Fort Dearborn Income Securities, Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Six months
ended
March 31, 2013
(unaudited)

Net asset value, beginning of period	$17.87

Net investment income[1]	0.31

Net realized and unrealized gains (losses)	(0.18)

Net increase (decrease) from operations	0.13

Dividends from net investment income[2]	(0.35)

Distributions from net realized gains[2]	(0.82)

Total dividends and distributions	(1.17)

Net asset value, end of period	$16.83

Market price, end of period	$15.53

Total net asset value return[3]	0.76%

Total market price return[4]	(3.14)%

Ratios to average net assets:
Expenses	0.69%[5]

Net investment income	3.59%[5]

Supplemental data:
Net assets, end of period (000s)	$147,677

Portfolio turnover rate	56%

Number of shares outstanding at end of period (000s)	8,776

[1]	Calculated using the average shares method.
[2]	The actual sources of the Fund’s fiscal year 2013 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2013 fiscal year.
[3]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.
[4]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
[5]	Annualized.

34	See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Financial highlights

For the years ended September 30,

2012	2011	2010	2009	2008

$17.29	$17.35	$16.50	$13.81	$15.68

0.67	0.75	0.81	0.78	0.85

1.34	0.54	1.23	2.63	(1.83)

2.01	1.29	2.04	3.41	(0.98)

(0.71)	(0.92)	(0.90)	(0.71)	(0.80)

(0.72)	(0.43)	(0.29)	(0.01)	(0.09)

(1.43)	(1.35)	(1.19)	(0.72)	(0.89)

$17.87	$17.29	$17.35	$16.50	$13.81

$17.20	$16.07	$16.15	$14.85	$12.92

12.23%	8.10%	12.98%	25.29%	(6.60)%

16.81%	8.59%	17.71%	21.08%	(0.62)%

0.67%	0.70%	0.70%	0.85%	0.72%

3.89%	4.50%	4.91%	5.35%	5.45%

$156,791	$151,695	$152,241	$144,773	$121,178

175%	154%	101%	117%	185%

8,776	8,776	8,776	8,776	8,776

See accompanying notes to financial statements	35

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at a fair value determined in good faith under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value.

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m. Eastern time.

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security is subject to a trading limit or collar on the exchange or market on which

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities“. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Portfolio footnotes.

Mortgage-backed securities and other investments
The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayments may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Interest-only and principal-only securities
 Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only (“IO”) and principal-only (“PO”) classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Dividend income is recorded on the ex-dividend date.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. As of March 31, 2013, the Fund had less than 10% of net assets invested in emerging market countries. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

High yield bond risk
Investing in high yield bonds involves the risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody’s) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or “junk bonds”). These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Capital stock
At March 31, 2013, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the six months ended March 31, 2013, and for the year ended September 30, 2012, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At March 31, 2013, the Fund owed UBS Global AM $354,704 for investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the six months ended March 31, 2013, were as follows: debt securities, excluding short-term securities and US government debt obligations, $19,995,096 and $18,487,918, respectively; and US government debt obligations, $64,580,713 and $71,307,541, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

Distributions paid from:	2012

Ordinary income	$9,240,775

Net long-term capital gains	3,317,201

$12,557,976

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending September 30, 2013.

Fort Dearborn Income Securities, Inc.
Notes to financial statements (unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Fund had no pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains.

As of and during the period ended March 31, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Fort Dearborn Income Securities, Inc.
General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Net asset value and market price information as well as other information about the Fund is updated each business day on the Web site of the Fund’s advisor at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

An annual meeting of the shareholders of the Fund was held on December 7, 2012. At the meeting, Adela Cepeda, Frank K. Reilly, Edward M. Roob, Abbie J. Smith and J. Mikesell Thomas were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Adela Cepeda	7,452,168	276,083

Frank K. Reilly	7,461,933	266,317

Edward M. Roob	7,450,724	275,426

Abbie J. Smith	7,420,216	308,034

J. Mikesell Thomas	7,414,808	313,442

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are

Fort Dearborn Income Securities, Inc.
General information (unaudited)

available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on the Fund’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholders’ best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their

Fort Dearborn Income Securities, Inc.
General information (unaudited)

shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and

Fort Dearborn Income Securities, Inc.
General information (unaudited)

low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43078, Providence, RI 02940-3078. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue

Fort Dearborn Income Securities, Inc.
General information (unaudited)

is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

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Directors
Adela Cepeda	Edward M. Roob

Frank K. Reilly	J. Mikesell Thomas

Abbie J. Smith

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2013 UBS Global Asset Management (Americas) Inc. All rights reserved.

©UBS 2013. All rights reserved.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
May 2013
www.ubs.com/globalam-us

Item 2.   Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.   Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.   Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the Fund, at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11.   Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 7, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	June 7, 2013